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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


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      Date of Report (Date of earliest event reported): September 19, 2002

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                       TSI TELECOMMUNICATION HOLDINGS, LLC

                       TSI TELECOMMUNICATION SERVICES INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     333-88168-01             30-0041664
            Delaware                     333-88168                06-1262301

(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                ________________

                        201 N. Franklin Street, Suite 700
                              Tampa, Florida 33602
                            Telephone: (813) 273-3000

   (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

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ITEM 9.  Regulation FD Disclosure

On September 19, 2002, TSI's Chief Executive Officer and Chief Financial Offer issued certifications of the amended second quarter 2002 consolidated financial statements of TSI Telecommunication Services Inc., solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350).

Exhibits

     Exhibit 99 Chief Executive Officer certification issued pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     Exhibit 99 Chief Financial Officer certification issued pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 19, 2002


                                       TSI TELECOMMUNICATION HOLDINGS, LLC
                                          (Registrant)


                                              /s/  Raymond L. Lawless
                                       -----------------------------------------
                                                Raymond L. Lawless
                                        Chief Financial Officer and Secretary



                                       TSI TELECOMMUNICATION SERVICES INC.
                                          (Registrant)


                                                 /s/  Raymond L. Lawless
                                       -----------------------------------------
                                                    Raymond L. Lawless
                                        Chief Financial Officer and Secretary


                                  EXHIBIT INDEX
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Exhibit
No.                               Description                                 Page
 99.1       Chief Executive Officer Certification dated September 19, 2002
 99.2       Chief Financial Officer Certification dated September 19, 2002
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